Loans from Shareholders	12 Months Ended
Dec. 31, 2022
Loans from Shareholders [Abstract]
LOANS FROM SHAREHOLDERS

NOTE 10 — LOANS FROM SHAREHOLDERS

a.	Loans from shareholders consists of the following:

	December 31,
	2022	2021
	U.S. dollars in thousands
Loan amount	-	4,950
Loan discount	-	(1,316)
	-	3,634

b.	On October 8, 2020, Smart Pro, together with its shareholders (the “Shareholders”), entered into a share purchase agreement (the “Purchase Agreement”) (see Note 1a) with Medigus. As part of the Purchase Agreement, Medigus and the shareholders committed to transfer funds, as loans to Smart Pro, in order to finance Smart Pro’s day-to-day operations in exchange for Smart Pro shares. In accordance with the Purchase Agreement, the Shareholders agreed that all loans transferred to Smart Pro in order to finance the acquisition of additional online Amazon.com stores will be funded 20% by the shareholders and funded 80% by Medigus.

Additionally, as a part of the Purchase Agreement, the Shareholders  agreed to provide a line of credit to the Smart Pro in the amount of $1,000 thousands to finance ongoing capital requirements as needed from time to time.

During October and November 2020, an amount of $250 thousands was transferred to Smart Pro on account of the loan. During 2021, Smart Pro received additional loans under the same agreement. According to the loan agreement, the loans bear annual interest rate of 4%. Smart Pro will repay the loans and all accrued interest five years from October 8, 2020.

On October 8, 2020, the Group estimated the value of the benefit granted to it by its shareholders as the difference between the interest rate that Smart Pro is required to pay to the Shareholders for the loans provided by them and secured by such lien and the interest rate Smart Pro is required to pay for similar unsecured loans to non-related parties. The value of the said benefit is estimated by the Group based on the weighted interest rate that Smart Pro would have been required to pay if the loans had been granted to it by the bank and by Amazon, and which the Group management estimates is the best estimate of Smart Pro’s interest rate close to receiving loans from investors. Accordingly, the value of the benefit was estimated by the Group at approximately 8%, and as a result the effective interest rate for these loans is about 12%.

During the first half of 2021, the loan from the Shareholders was partially repaid.

c.

On February 2, 2021, Smart Pro entered into a purchase agreement of a virtual store “Whoobli” from a third party. As part of the agreement, Smart Pro purchased a seller account which operates on the Amazon website under the name “Whoobli”, which markets a private label of basketball shooting baskets, children’s punching bags and decoration for children’s birthday parties, including the intellectual property attributed to it and including trademarks attributed to products sold on the account’s sales page, for a total of $4,000 thousands. In addition, in accordance with the agreement, Smart Pro purchased from the seller the remaining inventory for a total amount of approximately $350 thousands, which is the cost of the inventory purchased by the seller. Additionally, purchased two additional Amazon stores “Wellted” and “PetEvo” (See Note 5).

In order to finance the purchase of the store, Smart Pro received loan from its shareholders in a ratio of 20:80, as described in section b above. Medigus transferred to Smart Pro an amount of approximately $3,760 thousands and the minority shareholders transferred an amount of approximately $940 thousands. This Shareholders loans bore an annual interest at a rate of 4% and will be repaid after five years.

On the borrowing date of the loans, Smart Pro estimated the value of the benefit granted to it by Medigus and the minority shareholders as the difference between the interest rate that Smart Pro is required to pay to Medigus and the minority shareholders for the loans and the interest rate required to pay for similar unsecured loans to non-related parties, the capital reserve from the transaction on the borrowing date was $1,026 thousands. The value of the said benefit was estimated by the Group based on the interest rate that Smart Pro is required to pay for the loan received from Amazon and which the Company’s management considers to be the best estimate of Smart Pro’s interest rate close to the date of receiving loans from investors. Accordingly, the value of the benefit was estimated by the Group at approximately 8% and as a result the effective interest rate for these loans was determined at 11.79%.

d.	As of May 3, 2022, Smart Pro had outstanding loans to Medigus, Mr. Hakmon and L.I.A. Pure Capital Ltd. (“Pure Capital”) of $4,010 thousands, $940 thousands and $109 thousands, respectively. On May 3, 2022, the Company entered into Assignments to Loan Agreements with Smart Pro, Medigus, Mr. Hakmon and Pure Capital, pursuant to which the Company assumed Smart Pro’s obligations under the outstanding loans and agreed that unless earlier repaid pursuant to the terms of the respective loan agreements with such parties, effective immediately upon the consummation of IPO, all outstanding principal due to each such party will be automatically converted into a number of Ordinary Shares equal to the quotient obtained by dividing the outstanding principal amount due to such party, by the per Ordinary Share price obtained by dividing $10,000 thousands by the fully diluted issued and outstanding Ordinary Shares as of immediately prior to the closing of the IPO. Any accrued and unpaid interest due to such party as of such date will be paid in cash.

Based on management’s assessment, the modified loan terms including an equity conversion feature upon IPO represented a substantial modification in accordance with ASC 470-50 and is accounted for as an extinguishment of the original financial liability in the amount of $3,821 thousands and the recognition of a new financial instrument in the amount of $2,839 thousands. The difference between the fair value of the instrument bearing the modified terms and the carrying values of the original loans immediately prior to the modification, was recorded as an increase in equity in the amount of $982 thousands.

As the convertible note was not issued with a substantial premium or with an embedded conversion feature required to be bifurcated under ASC 815, the convertible note was accounted for as a liability in its entirety.

In accordance with such assignment agreements, on August 30, 2022, the outstanding amounts due to Medigus, Mr. Hakmon and Pure Capital at a total amount of $5,059 thousands were converted into an aggregate of 1,463,619 Ordinary Shares. In addition, accrued interest of $393 thousands was paid.